Supplement dated October 20, 2000

THE INFORMATION BELOW SUPPLEMENTS THE INFORMATION CONTAINED IN THE ECLIPSE FUNDS' PROSPECTUS, DATED MAY 1, 2000. THIS SUPPLEMENT SHOULD BE READ WITH THE PROSPECTUS AND ANY PREVIOUSLY ISSUED SUPPLEMENT.

Towneley Capital Management, Inc. ("Towneley"), your Fund's investment adviser, has entered into an agreement with New York Life Investment Management Holdings LLC ("NYLIM"), a subsidiary of New York Life Insurance Company, pursuant to which NYLIM will acquire certain of the business segments and operations of Towneley, including the business, operations and activities that Towneley conducts relating to providing investment advisory services to the Eclipse no-load family of funds (the "Funds"). The Eclipse Funds' investment team will not change and the investment advisory fees paid by the Funds will remain the same.

Consummation of the transaction is subject to a number of contingencies, including regulatory and shareholder approvals and other closing conditions. Under the Investment Company Act of 1940, the transaction would constitute an assignment of the Funds' investment advisory agreement which would result in a termination of that agreement. Consequently, it is anticipated that Towneley will seek approval of a new agreement with New York Life Investment Management LLC, a registered investment adviser and a subsidiary of NYLIM, from the Board of Trustees of the Eclipse Funds, and the shareholders of each Fund prior to consummation of the transaction. The transaction is targeted to close by the end of 2000.


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                               ECLIPSE LETTERHEAD

October 20, 2000


Dear Shareholder:

We would like you to know about an important and exciting development at Towneley Capital Management, Inc. ("Towneley"), your fund's investment adviser. On October 6, 2000, Towneley entered into an agreement with New York Life Investment Management Holdings LLC ("NYLIM") a subsidiary of New York Life Insurance Company, pursuant to which NYLIM will acquire certain of the business segments and operations of Towneley, including the business, operations and activities that Towneley conducts relating to the Eclipse Funds. We expect to complete this transaction by the end of this year.

The Eclipse Funds' investment team will not change. We will become employees of New York Life Investment Management LLC, a registered investment adviser, and a subsidiary of NYLIM. The investment advisory fees paid by the Funds will remain the same. Our office address, phone and fax numbers will remain the same, although our websites will undergo substantial changes early next year.

Towneley, which has been managing the Eclipse Funds since their inception, is committed to providing its shareholders with excellent service and investment performance. To continue this high level of service, we are joining forces with NYLIM, an organization which shares our commitment to excellence. We selected NYLIM based on its strong reputation and vast resources. We have already enjoyed many years of working with New York Life, which through its affiliate, MainStay Management LLC, has been administering the Eclipse Funds since 1992.

This transaction will increase the resources committed to providing all of our Eclipse shareholders with responsive client service. Leveraging the power of NYLIM's client service and marketing infrastructure will permit us to focus entirely on investment management. We are excited by the prospect of working with NYLIM and look forward to enhancing our skills and developing additional Eclipse funds together in the years to come.

Within the next few weeks you will be receiving a proxy statement detailing the changes. We encourage you to review it.

If you have any questions or wish to discuss this, please call us at 212.696. 4130 or 800.872.2710.

Sincerely,


Wesley G. McCain
Chairman
Eclipse Funds